Exhibit 10.1

EXECUTION VERSION

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INCREMENTAL FACILITY AGREEMENT

TRANCHE G TERM LOANS

($350,000,000)

dated as of the Tranche G Commitment Effective Date

between

MEDIACOM ILLINOIS LLC

MEDIACOM INDIANA LLC

MEDIACOM IOWA LLC

MEDIACOM MINNESOTA LLC

MEDIACOM WISCONSIN LLC

ZYLSTRA COMMUNICATIONS CORP.

MEDIACOM ARIZONA LLC

MEDIACOM CALIFORNIA LLC

MEDIACOM DELAWARE LLC

MEDIACOM SOUTHEAST LLC

The LENDERS party hereto

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and

WELLS FARGO SECURITIES, LLC

as Joint Lead Arrangers

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

WELLS FARGO SECURITIES, LLC,

SUNTRUST ROBINSON HUMPHREY, INC.,

DEUTSCHE BANK SECURITIES INC.,

CREDIT SUISSE SECURITIES (USA) LLC

RBC CAPITAL MARKETS, and

NATIXIS, NEW YORK BRANCH

as Joint Bookrunners

BANK OF AMERICA, N.A., and

WELLS FARGO BANK, N.A.,

as Co-Syndication Agents

SUNTRUST BANK,

DEUTSCHE BANK SECURITIES INC.,

CREDIT SUISSE SECURITIES (USA) LLC

ROYAL BANK OF CANADA, and

NATIXIS, NEW YORK BRANCH

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

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INCREMENTAL FACILITY AGREEMENT

(TRANCHE G TERM LOANS)

INCREMENTAL FACILITY AGREEMENT dated as of the Tranche G Commitment Effective Date (as defined below) among MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota, Mediacom Wisconsin, Mediacom Arizona, Mediacom California and Mediacom Delaware, the “Borrowers”); the Tranche G Term Loan Lenders (as defined below) party hereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of February 5, 2014 (as amended, modified or supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(e) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to make Incremental Facility Loans. The Borrowers have requested that $350,000,000 of Incremental Facility Term Loan Commitments constituting a single Series be made available to it as of the date hereof and that up to $350,000,000 of Incremental Facility Term Loans be made available to it on the Tranche G Commitment Effective Date (as defined below). The Tranche G Term Loan Lenders are willing to make such commitments and loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

“Tranche G Commitment Effective Date” shall mean August 15, 2014, the first day on which the conditions specified in Section 6.01 are satisfied.

“Tranche G Commitment Termination Date” shall mean September 16, 2014.

“Tranche G Term Loan Commitment” shall mean, with respect to each Tranche G Term Loan Lender, the commitment of such Lender to make Tranche G Term Loans hereunder. The amount of each Tranche G Term Loan Lender’s Tranche G Term Loan Commitment is set forth on Schedule I hereto. The aggregate amount of the Tranche G Term Loan Commitments allocated on the date hereof is $350,000,000.

“Tranche G Term Loan Lender” shall mean (a) on the date hereof, a Lender having Tranche G Term Loan Commitments that has executed and delivered a counterpart hereto and (b) after the Tranche G Commitment Effective Date, the Lenders from time to time holding Tranche G Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Credit Agreement.

“Tranche G Term Loan Maturity Date” shall mean June 30, 2021.

“Tranche G Term Loans” shall mean the Term Loans provided for in Section 2.01 hereof, which may be Base Rate Loans and/or Eurodollar Loans and which shall constitute a single Series of Incremental Facility Term Loans under Section 2.01(e) of the Credit Agreement.

ARTICLE II

TRANCHE G TERM LOANS

Section 2.01. Commitments; Availability; Use of Proceeds. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche G Term Loan Lender severally agrees to make Tranche G Term Loans to the Borrowers in Dollars on the Tranche G Commitment Effective Date up to but not exceeding the amount of the Tranche G Term Loan Commitment of such Tranche G Term Loan Lender. The Tranche G Term Loans will be made available in a single drawing upon notice at any time prior to the Tranche G Commitment Termination Date. The proceeds of the Tranche G Term Loans shall be applied to repay all of Mediacom LLC’s outstanding 9 1/8% Senior Notes due 2019 and to pay fees and expenses related thereto.

Section 2.02. Termination of Commitments. Unless previously terminated, the Tranche G Term Loan Commitments shall terminate after the borrowing of the Tranche G Term Loans on the Tranche G Commitment Effective Date.

Section 2.03. Repayment of Loans. The Borrowers jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche G Term Loan Lenders the principal of the Tranche G Term Loans on each Principal Payment Date set forth in column (A) below, in the amount set forth opposite such date in column (B) below:

(A) Principal Payment Date	(B) Principal Reduction
December 31, 2014	$875,000

March 31, 2015	$875,000
June 30, 2015	$875,000
September 30, 2015	$875,000
December 31, 2015	$875,000

March 31, 2016	$875,000
June 30, 2016	$875,000
September 30, 2016	$875,000
December 31, 2016	$875,000

March 31, 2017	$875,000
June 30, 2017	$875,000
September 30, 2017	$875,000
December 31, 2017	$875,000

March 31, 2018	$875,000
June 30, 2018	$875,000
September 30, 2018	$875,000
December 31, 2018	$875,000

March 31, 2019	$875,000
June 30, 2019	$875,000
September 30, 2019	$875,000
December 31, 2019	$875,000

March 31, 2020	$875,000
June 30, 2020	$875,000
September 30, 2020	$875,000
December 31, 2020	$875,000

March 31, 2021	$875,000

June 30, 2021	$327,250,000

To the extent not previously paid, all Tranche G Term Loans shall be due and payable on the Tranche G Term Loan Maturity Date.

Section 2.04. Applicable Margin. The Applicable Margin for Tranche G Term Loans shall be (i) until delivery of a Rate Ratio Certificate for the Quarterly Payment Period beginning on September 30, 2014, (x) for Tranche G Term Loans that are Eurodollar Loans, 3.00% and (y) for Tranche G Term Loans that are Base Rate Loans, 2.00% and (ii) thereafter, the respective rate indicated below for Loans of the applicable Type set forth opposite the then-current Rate Ratio (determined pursuant to Section 3.03 of the Credit Agreement) indicated below:

Range of Rate Ratio	Eurodollar Loans	Base Rate Loans
Greater than 3.50 to 1	3.00%	2.00%
Less than or equal to 3.50 to 1	2.75%	1.75%

provided, that. such Rate Ratio shall be calculated after giving pro forma effect to the incurrence of the Tranche G Term Loans.

Section 2.05. Eurodollar Rate. Solely with respect to Tranche G Term Loans, the Eurodollar Rate, including for purposes of the definition of Base Rate, shall be as follows (in lieu of the definitions otherwise applicable under the Credit Agreement):

“Eurodollar Rate” shall mean the higher of (x) for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period and (y) 0.75%.

Section 2.06. Special Voting Provisions. (a) Solely for purposes of determining whether each Lender has consented to the amendments set forth in Exhibit G to the Credit Agreement (which may be updated with the consent of the Borrowers and the Administrative Agent without the consent of any Lender to make any change that is not less favorable to the Tranche G Term Loan Lenders in any material respect so long as such changes are provided to Lenders for review for a period of not less than three Business Days (or, such longer period as may be requested by any Tranche G Term Loan Lender if such Lender in good faith determines that it requires additional time to consider such changes) and no Tranche G Term Loan Lender notifies the Administrative Agent in writing prior to 5:00 p.m. New York time prior to the end of such three Business Day period that such Lender has determined that any such additional changes to Exhibit G are adverse to such Lender in a manner such Lender deems to be material) (the “Exhibit G Amendments”), all Tranche G Term Loans shall be deemed to be held by Lenders that have consented to the Exhibit G Amendments.

(b) Each Tranche G Term Loan Lender, solely in its capacity as a Tranche G Term Loan Lender, hereby agrees that with respect to any matter requiring the vote of Lenders pursuant to (x) any proposed amendment, restatement, waiver, consent, supplement or other modification of Section 8.10 of the Credit Agreement (including any of the defined terms set forth therein to the extent affecting the calculation of the ratios set forth therein), other than any amendment, restatement, waiver, consent, supplement or other modification of Section 8.10(a) that would permit the Total Leverage Ratio to exceed 6.0 to 1.0, or (y) the exercise of any remedy under the last paragraph of Section 9.01 of the Credit Agreement arising from an Event of Default under Section 8.10 of the Credit Agreement, other than to the extent that such Event of Default arises from a failure to satisfy a maximum Leverage Ratio of 6.0 to 1.0, the Tranche G Term Loans held by such Tranche G Term Loan Lender shall automatically, and without further action on the part of such Lender, the Borrower or the Administrative Agent, be deemed to be voted, and each Tranche G Term Loan Lender irrevocably instructs the Borrower and the Administrative Agent to treat as voted, in the same proportion as the allocation of voting with respect to such matter by other Lenders entitled to vote on such matter (other than in their capacity as Tranche G Term Loan Lenders) so long as such Tranche G Term Loan Lender is treated in connection with the exercise of such right or taking of such action on the same basis as, and in a manner no less favorable to such Tranche G Term Loan Lender, than the other Lenders.

Section 2.07. Prepayment Premium. If on or prior to the first anniversary of the Tranche G Commitment Effective Date, any optional or mandatory prepayment of the Tranche G Term Loans from the proceeds of a substantially concurrent borrowing of term loans is effected and the interest rate in respect of such term loans is less than the interest rate in respect of the Tranche G Term Loans; provided that, in determining such applicable interest rates, original issue discount (“OID”) or upfront fees and arrangement, structuring or other fees payable in connection therewith shall not be included, the prepayment shall be accompanied by a fee equal to 1.00% of the aggregate principal amount of the Tranche G Term Loans subject to such prepayment.

ARTICLE III

[RESERVED]

ARTICLE IV

SECURITY DOCUMENTS

Section 4.01. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as supplemented hereby without impairing any such obligations or Liens in any respect.

ARTICLE V

REPRESENTATION AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.

ARTICLE VI

CONDITIONS

Section 6.01. The obligations of the Tranche G Term Loan Lenders to make Tranche G Term Loans on the Tranche G Commitment Effective Date are subject to the conditions precedent that each of the following conditions shall have been satisfied:

(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Agreement from each Obligor and each Lender listed on Schedule I hereto.

(b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Tranche G Commitment Effective Date, of Dentons US LLP, counsel to the Obligors, covering such matters as the Administrative Agent may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c) Organizational Documents. Such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

(d) Officer’s Certificate. A certificate of a Senior Officer, dated the Tranche G Commitment Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Article V hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), (ii) after giving effect the borrowing of the Tranche G Term Loans, the Borrowers will not exceed the maximum amount permitted to be borrowed under Section 2.01(e)(iii) of the Credit Agreement, and (iii) no Default shall have occurred and be continuing.

(e) Other Documents. Such other documents as the Administrative Agent or any Tranche G Term Loan Lender may reasonably request.

(f) Fees and Expenses. J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, and Natixis New York Branch (collectively, the “Engagement Parties”), the Tranche G Term Loan Lenders and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Tranche G Commitment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(g) Borrowing Notice. The Borrowers shall have delivered to the Administrative Agent notice of borrowing in respect of Tranche G Term Loans in accordance with Section 2.02 of the Credit Agreement.

(h) Repayment of Indebtedness. The Administrative Agent shall have received reasonably satisfactory evidence that, on the Tranche G Commitment Effective Date, substantially concurrently with the funding of the Tranche G Term Loans, all of Mediacom LLC’s outstanding 9 1/8% Senior Notes due 2019 will be repaid in full.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Expenses. Subject to the provisions of the Engagement Letter dated as of June 13, 2014, among Mediacom LLC and the Engagement Parties, the Obligors jointly and severally agree to pay, or reimburse each Engagement Party for paying, all reasonable out-of-pocket expenses incurred by each Engagement Party and their Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to the Administrative Agent, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.

Section 7.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Section 7.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 7.05. Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at (i) in the case of the Obligors and the Administrative Agent, the “Address for Notices” specified on Schedule A and (ii) in the case of each of the Lenders, the address (or telecopy number) set forth in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to each other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member

By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

ZYLSTRA COMMUNICATIONS CORP.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Tranche G Term Loan Lender with the Tranche G Term Loan Commitment set forth opposite its name on Schedule I

By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche G Term Loans shall constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement and shall be entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM LLC

By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

MEDIACOM MANAGEMENT CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

MEDIACOM INDIANA PARTNERCO LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

MEDIACOM INDIANA HOLDINGS, L.P.

By:	Mediacom Indiana Partnerco LLC, General Partner
By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation, Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche G Term Loans shall constitute “Guaranteed Obligations” under the respective Subsidiary Guarantee Agreements under and as defined in said Credit Agreement for all purposes of said Subsidiary Guarantee Agreements and shall be entitled to the benefits of the guarantee and security provided under the Subsidiary Guarantee Agreements.

ILLINI CABLE HOLDING, INC.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

ILLINI CABLEVISION OF ILLINOIS, INC.

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Section 5.04 of the Guarantee and Pledge Agreement shall continue unchanged and in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the Tranche G Term Loan Lenders.

MEDIACOM COMMUNICATIONS

CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Facility Agreement Signature Page]

Schedule A

Notices

If to the Borrowers:

Mediacom Illinois LLC

Mediacom Indiana LLC

Mediacom Iowa LLC

Mediacom Minnesota LLC

Mediacom Wisconsin LLC

Zylstra Communications Corp.

Mediacom Arizona LLC

Mediacom California LLC

Mediacom Delaware LLC

Mediacom Southeast LLC

c/o Mediacom Communications Corporation

1 Mediacom Way

Mediacom Park, New York 10918

Attention: Mark E. Stephan

Telecopier Number: (845) 698-4100

Telephone Number: (845) 443-2640

E-mail Address: mstephan@mediacomcc.com

If to the Administrative Agent:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road, Ops Building 2, 3rd Floor

Newark, DE 19713-2107

Attention: Jonathan Krepol

Telecopier Number: (302) 634-3301

Telephone Number: (302) 634-1112

E-mail Address: jonathan.l.krepol@jpmorgan.com

Schedule A to Incremental Facility Agreement

Schedule I

TRANCHE G LENDER COMMITMENTS

LENDER	TRANCHE G TERM LOAN COMMITMENT
JP MORGAN	$350,000,000

TOTAL:	$350,000,000

Schedule I to Incremental Facility Agreement